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                                                                    Exhibit 10.3


                          DEFERRED COMPENSATION PLAN
                             FOR EXECUTIVES OF THE
                     JOHN HANCOCK FINANCIAL SERVICES, INC.

               (As Amended and Restated as of February 5, 2001)


                                   ARTICLE I
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                           DEFERRAL OF COMPENSATION
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1.1  PURPOSE AND ELIGIBILITY. This Deferred Compensation Plan for Executives of
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the John Hancock Financial Services, Inc. ("the Plan") is adopted in order to allow each eligible employee of John Hancock Financial Services, Inc. ("the Company") and John Hancock Life Insurance Company (the "Life Company") to defer the receipt of part of his or her Compensation to some future date. Each employee who is a Senior Officer of the Company or the Life Company, or who is in Job Grade E-2, E-3 or E-4, is eligible to participate in the Plan. An eligible employee may participate in the Plan by executing an Irrevocable Election as set forth below. "Participant" shall refer to any eligible employee who executes such an Irrevocable Election.

1.2  IRREVOCABLE ELECTION.
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     A.  Except as provided in Section 1.2(B), prior to the first day of each calendar year in which Compensation is expected to be earned or awarded, each Participant shall make an Irrevocable Election on a form provided by the Company (and substantially in the form of Exhibit 1A hereto) to receive such Compensation in cash or to defer payment until:

     1.  a specific date not less than five years from the date of election, or

     2. the calendar year next following the calendar year in which one of the following events occurs:

         a. termination of all services as an employee of the Company and any of its subsidiaries or affiliates for any reason including retirement,

         b. attainment of age 65 or earlier retirement.

     B. Any employee becoming eligible during a calendar year shall make the Irrevocable Election described in 1.2(A) within 30 days of the date of eligibility, on a form provided by the Company (and substantially in the form of Exhibit 1B hereto) and such Irrevocable Election shall be effective only as to base salary earned after the effective date of the election during the remainder of the year.
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     Such an employee shall make an Irrevocable Election for the ensuing calendar year and each calendar year thereafter as set forth in Section 1.2(A).

     C.  Amounts deferred under the Plan and interest thereon, as described in
     Article III, shall be credited to a Deferral Account established on behalf of each Participant. Each Deferral Account shall be a mere bookkeeping account subject to the provisions of Section 5.3.

     D. Failure to file an Irrevocable Election shall be deemed to be an election to receive all Compensation in cash.

1.3  COMPENSATION. Compensation shall consist of  base salary and any annual
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bonus payable under the Incentive Compensation Plan for Employees of John
Hancock Financial Services, Inc. ("ICP") or the Company's Incentive Compensation for Investment Professionals Plan ("ICIP").

1.4  AMOUNT OF DEFERRAL. Except as provided in Section 1.2(B), each Participant
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may elect to defer either a whole percentage, not in excess of 30%, of base salary or a whole percentage, not in excess of 30%, of annual bonus or both.


                                  ARTICLE II
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                     DISTRIBUTION OF DEFERRED COMPENSATION
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2.1  DISTRIBUTION OF DEFERRED COMPENSATION. A Participant shall irrevocably
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elect during the year preceding the year of distribution, on a form provided by the Company (and substantially in the form of Exhibit 1C hereto), one of the following methods of distribution:

     (1) lump sum, or

     (2) annual installments for a period specified by the Participant, commencing on a date selected by the Participant, provided such installments begin within five (5) years from January 1 of the year of distribution and terminate no later than twenty (20) years from January 1 of the year of distribution.

     In the event a Participant fails to make this election, payment shall be made in the form of a lump sum.

2.2  BENEFICIARIES; PAYMENT ON DEATH. A Participant may designate on a form
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provided by the Company (and substantially in the form of Exhibit 1D hereto) a beneficiary or beneficiaries to receive upon the Participant's death any unpaid amounts credited to the Participant's Deferral Account. At any time, and from time to time, a Participant may change or revoke his or her beneficiary designation without the consent
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of any beneficiary. Any such designation, change or revocation must be made by executing a new beneficiary designation form and filing such form with the Company. If the Participant designates more than one beneficiary, any payments to beneficiaries will be made in equal percentages unless the Participant designates otherwise. Upon the Participant's death, any portion of the Participant's Deferral Account that is not payable to a designated beneficiary will be paid to the Participant's estate in the form of a lump sum.

2.3  PERMANENT DISABILITY. If a Participant becomes permanently disabled before
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payment of all or any part of amounts credited to his or her Deferral Account, the balance in such Deferral Account shall be paid in a lump sum as soon as practicable after the occurrence of such disability, unless, in the sole discretion of the Compensation Committee of the Company, the disabled individual is allowed to make a new election regarding distribution under Section 2.1. The determination of permanent disability for this purpose shall be made by a medical doctor selected by the Policy Committee of the Company.

2.4  ACCELERATION OF PAYMENT. In the best interest of the financial integrity
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and administration of the Plan, the Compensation Committee of the Company may at
any time accelerate the election made by a Participant as to a distribution under the Plan with the result that a term of years may be shortened, or a lump sum may be substituted for a term of years.


                                  ARTICLE III
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              INTEREST ON DEFERRAL ACCOUNT; DEFERRED STOCK UNITS
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3.1  INTEREST ON DEFERRED COMPENSATION. Interest on deferred base salary shall
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be credited in accordance with this paragraph:

     A. At the end of each calendar quarter prior to the year distribution commences, a Participant's Deferral Account shall be increased by an amount of interest, determined for the quarter on the basis of the rate of interest for ten-year Treasury Constant Maturities as of the third Friday of the last month of the quarter and credited on the average amount in the Participant's Deferral Account during that quarter excluding any amount of deferred annual bonus attributable to the prior calendar year's performance.

     B. At the end of each calendar quarter prior to the year distribution commences, a Participant's Deferral Account shall be increased by an additional amount of interest, determined for the quarter on the basis of the rate of interest for ten-year Treasury Constant Maturities as of the third Friday of the last month of the quarter and credited on any amount of deferred annual bonus attributable to the prior calendar
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year's performance for the number of months such amount was in the Participant's
Deferral Account during that quarter.

3.2  INTEREST ON ANNUAL INSTALLMENT PAYMENTS. Annual installment payments made
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pursuant to Section 2.1 shall be made in January of each year, and the Deferral
Account of any Participant receiving such installment payments shall be reduced by the amount of any such payments made. At the end of each calendar quarter following the commencement of annual installment payments, a Participant's Deferral Account shall be increased by an amount of interest, determined for the quarter on the basis of the rate of interest for ten-year Treasury Constant Maturities as of the third Friday of the last month of the quarter and credited on the average amount in the Participant's Deferral Account during that quarter.

3.3  ADDITIONS TO BALANCE OWING. The amount of interest added to the Deferral
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Account in accordance with Sections 3.1 and 3.2 above shall become part of the balance owing to a Participant.

3.4  INTEREST ON LUMP SUM.  In the case of a lump sum payment of Deferred
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Compensation pursuant to Section 2.1:

     A. Payments made prior to January 31 of a calendar year shall not receive interest.

     B. Payments made after January 31 will be increased by an amount equal to the product of (1) times (2), where:

     (1) is the average rate of interest for ten-year Treasury Constant Maturities for that portion of the year preceding the distribution; and

     (2) is one-half the sum of (a) plus (b), where (a) is the balance in the Deferral Account on January 1 of such year and (b) is the balance in the Deferral Account on the last day of the month preceding the distribution.

3.5  INTEREST IN THE EVENT OF HARDSHIP DISTRIBUTION. Notwithstanding the
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foregoing sections of this Article, interest payable on the Deferral Account of any Participant who has received a hardship distribution pursuant to Article IV below shall be reduced to reflect the timing and amount of such distribution.

3.6  ADMINISTRATIVE PROCEDURES. The determination of the interest rate to be
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credited and the calculation of interest due under this Article shall be subject to the sole discretion and authority of the Company. The Company shall be entitled to establish rules and procedures to facilitate the calculations described herein.

3.7  DEFERRED STOCK UNITS. In lieu of receiving interest on deferred
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Compensation payable under ICP or ICIP, a Participant may elect to invest his deferred Compensation in the form of deferred stock units of the Company in
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accordance with the terms of ICP or ICIP. Deferred stock units are not actual shares of stock and cannot be settled in or surrendered for shares of stock. Instead, they are distinct investments administered by the Company under this Plan that provide a return on the deferred amount equal to the return that would occur if the deferred amount were actually used to purchase shares of the Company's common stock ("JHFS Stock"), including the immediate reinvestment of cash dividends when paid into shares of JHFS Stock. Holders of deferred stock units have no voting rights or any attributes of stock ownership other than such equivalent economic return. The number of deferred stock units received by each Participant electing under this paragraph upon each deferral shall be equal to the amount of each deferral divided by the per share Fair Market Value (as then defined in the Company's 1999 Long-Term Stock Incentive Plan) of JHFS Stock on the effective date of the deferral.



                                  ARTICLE IV
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                       HARDSHIP DISTRIBUTION PROVISIONS
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4.1  HARDSHIP DISTRIBUTION.  A hardship distribution may be paid from a Deferral
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Account upon a finding by the Savings Plans Administrative Committee of the
Company that a Participant has incurred a Financial Hardship, as defined below. An amount reasonably necessary to meet the Financial Hardship, up to 100% of a Deferral Account, may be paid. The hardship distribution shall be made in a lump sum payment. Applications for hardship distributions shall be made in writing. The Savings Plans Administrative Committee shall issue a written determination with respect to such application. Written proof of a Financial Hardship may be requested. The Savings Plans Administrative Committee will also determine the date of payment for a hardship distribution. A Participant's Deferral Account shall be reduced by the amount of any hardship distribution.

     For purposes of this section, a Financial Hardship is any unforeseen, unanticipated emergency caused by an event beyond the control of the Participant which would result in severe financial hardship to the Participant if early withdrawal were not permitted.


                                   ARTICLE V
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                                    GENERAL
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5.1  PLAN AMENDMENT.  The Plan may be amended by the Company's Compensation
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Committee or Board of Directors at any time.
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5.2  PLAN TERMINATION.  The Company's Compensation Committee or Board of
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Directors may terminate the Plan at any time.  Upon termination of the Plan, a
Participant's Deferral Account shall be distributed in accordance with Article II, subject to the Compensation Committee's right to accelerate payment as provided in Section 2.4

5.3  NO RIGHT TO CORPORATE ASSETS.  The Plan is intended to be a non-qualified,
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unfunded, deferred compensation plan.  The Company will not be required to reserve, segregate, or deposit any funds or assets of any kind to meet the obligations hereunder. Nothing in this Plan will give a Participant, a Participant's beneficiary or any other person any equity or other interest in the assets of the Company, or create a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. Any rights that a Participant, beneficiary or other person may have under this Plan shall not be assignable by any such person. Nothing contained herein shall prevent the Company, in its sole discretion, from establishing a trust, including a so-called rabbi trust, for the purpose of providing for the payment of obligations arising under the Plan. The assets of such trust shall remain subject to the claims of the Company's creditors, and no Participant shall have any interest in the assets of such trust. The Company shall have no further obligation with respect to amounts paid from any such trust.

5.4  LIMITATION ON RIGHTS CREATED BY PLAN.  Nothing in this Plan will give a
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Participant any right to continue as an employee of the Company.

5.5  INTERPRETATION.  This Plan will be construed, enforced and administered
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according to the laws of the Commonwealth of Massachusetts.

5.6  ADMINISTRATION.  The Company may adopt any rules and procedures it deems
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appropriate to provide for the orderly and efficient administration of the Plan.

5.7  CHANGE OF CONTROL.  For two years after a Change of Control, the Plan may
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not be terminated nor may the Plan be amended if such amendment would serve to reduce the amount of any benefit provided under this Plan below the amount that would have been payable on the date immediately preceding the date the Change of Control occurred or in any way adversely affect the rate of amount of benefit vesting or benefit accrual in effect on the date immediately preceding the date the Change of Control occurred.

A "Change of Control" shall be deemed to have occurred if:

         (i) any Person (as defined below) has acquired "beneficial ownership" (within the meaning of Rule 13d-3, as promulgated under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities of the Company representing 30% or more of the combined Voting Power (as defined below) of the Company's securities;
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          (ii) as a result of a solicitation subject to Rule 14a-11 under the
          Exchange Act (or any successor rule thereto), the persons who were directors of the Company immediately before such solicitation shall cease to constitute at least a majority of the Board or the Board of Directors of any successor to the Company; or

          (iii) the stockholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of substantially all of the assets of the Company (a "Corporate Event"), as a result of which the shareholders of the Company immediately prior to such Corporate Event (the "Company Shareholders") shall not hold, directly or indirectly, immediately following such Corporate Event a majority of the Voting Power of (x) in the case of a merger or consolidation, the surviving or resulting corporation, (y) in the case of a share exchange, the acquiring corporation or (z) in the case of a division or a sale or other disposition of substantially all of the Company's assets, each surviving, resulting or acquiring corporation.

          A specified percentage of "Voting Power" of a company shall mean such number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors and "Voting Securities" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors.